                                                                    Exhibit 99.1

BB&T                                               Southern National Corporation
- --------------------------------------------------------------------------------
A Subsidiary of Southern National Corporation      Public Relations
                                                   200 West Second Street
                                                   Winston-Salem, NC 27101

For Further Information:
- --------------------------
ANALYSTS                                                  MEDIA
B. Gloyden Stewart, Jr.     Scott E. Reed                 Bob Denham
Senior Vice President       Executive Vice President      Public Relations
Investor Relations          Chief Financial Officer       (910) 773-7363
(919) 399-4219              (919) 399-4418

April 20, 1995

FOR IMMEDIATE RELEASE

SOUTHERN NATIONAL REPORTS RESULTS FOR FIRST QUARTER

  Winston-Salem, N.C.--Southern National Corporation reported a net loss of $12.6 million for the first quarter ended March 31. The loss resulted from $88.0 million in pretax nonrecurring charges related to the merger between Southern National and BB&T Financial Corporation, and $19.8 million in securities losses resulting from a restructuring of the securities portfolio. The after-tax impact of these charges was $70.5 million.

  The nonrecurring expenses include costs related to early retirements, contract terminations and severance programs to accomplish the staff reductions necessary as part of the merger, along with costs incurred to close 70 branches and consolidate operating functions. The nonrecurring charges were largely as anticipated. Any additional nonrecurring charges should be offset by a $12 million gain on the sale of branches in a divestiture, which is expected to be consummated in the second quarter.

  Exclusive of nonrecurring charges and securities losses, Southern National would have had net income after tax of $58.0 million, which is a 5.5% increase over the first quarter of 1994 and represents a return on assets of 1.19% and a return on common equity of 16.08%.

  In releasing earnings, John A. Allison, chairman and chief executive officer of Southern National, said, "A merger of equals of this magnitude is an extremely complex task; however, we are very pleased with the progress to date. Employee morale is high and we have been able to maintain and enhance customer relationships.

  "As might be expected, we have experienced increased competitive pressure because of the visibility of this merger. A conscious decision has been made to maintain customer relationships for the long-term good of the organization. This decision has affected our net interest margins somewhat, which negatively affected core earnings in the first quarter. Nonrecurring charges were largely in line with our preliminary expectations and the related cost savings are expected to contribute approximately $65 - $68 million annually to future pretax earnings.

  "We will continue to incur redundant operating expenses until the merger of the two banking systems, which is scheduled for the end of May 1995. However, we are very encouraged about the improvement in financial performance that should result in the second half of 1995 and thereafter from lower levels of ongoing expense.

  "There is no question that the combined organization will be more efficient and have the opportunity to increase revenues through the cross sell of product lines. In addition, Southern National has the largest deposit share in North Carolina, the third largest share in South Carolina and a healthy presence in Hampton Roads, Virginia. The combined management team is a strong and cohesive group. Overall, the merger is clearly headed in the right direction."

  Southern National had consolidated assets of $19.9 billion, consolidated loans of $13.4 billion and consolidated deposits of $14.5 billion at the end of March. Through its subsidiaries in North Carolina, South Carolina and Virginia, Southern National currently operates 530 banking offices.

  All reported amounts have been restated to reflect the merger of Southern National Corporation and BB&T Financial Corporation on February 28, 1995, in a transaction accounted for as a pooling-of-interests and for the merger of BB&T with Commerce Bank on January 10, 1995, in a transaction also accounted for as a pooling-of-interests.

  Common stock of Southern National Corporation is traded on the New York Stock Exchange under the symbol SNB. The stock closed at $20.25 on April 19.

- ----------------------------------------  --------------------------------------
     QUARTERLY PERFORMANCE SUMMARY        B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 399-4219
               Page 3                     Investor Relations  FAX (919) 399-4871
- ----------------------------------------  --------------------------------------

                                                               For the Three Months Ended            Increase / (Decrease)
                                                           ------------------------------------------------------------------

(Dollars in thousands, except per share data)                  3/31/95          3/31/94              $                   %
- -----------------------------------------------------------------------------------------------------------------------------

INCOME STATEMENT

  Interest income - taxable equivalent

  Interest & fees on loans & leases                      $     295,197       $    234,556      $      60,641        25.9 %
  Interest & dividends on securities                            80,236             77,293              2,943         3.8
  Interest on temporary investments                                656              1,171               (515)      (44.0)
    Total interest income - taxable equivalent                 376,089            313,020             63,069        20.1

  Interest expense

  Interest on deposits                                         130,134            103,361             26,773        25.9
  Interest on short-term borrowings                             41,059             15,225             25,834       169.7
  Interest on long-term debt                                    14,623              8,996              5,627        62.6
    Total interest expense                                     185,816            127,582             58,234        45.6

  Net interest income - taxable equivalent                     190,273            185,438              4,835         2.6

  Less: Taxable equivalent adjustment                            7,452              6,778                674         9.9

    Net interest income                                        182,821            178,660              4,161         2.3

  Provision for loan & lease losses                              7,000              5,501              1,499        27.2

    Net interest income after provision
      for loan & lease losses                                  175,821            173,159              2,662         1.5

  Noninterest income

  Service charges on deposits                                   20,705             20,130                575         2.9
  Mortgage banking activities                                    4,850              9,232             (4,382)      (47.5)
  Trust revenue                                                  4,280              3,792                488        12.9
  Other nondeposit fees & commissions                           17,673             15,251              2,422        15.9
  Securities gains (losses), net                               (19,845)             1,521            (21,366)         NM
  Other income                                                   8,574              8,845               (271)       (3.1)
    Total noninterest income                                    36,237             58,771            (22,534)      (38.3)

  Noninterest expense

  Personnel expense                                            124,233             77,443             46,790        60.4
  Occupancy & equipment expense                                 30,387             22,339              8,048        36.0
  Federal deposit insurance expense                              8,005              8,421               (416)       (4.9)
  Other noninterest expense                                     66,331             39,775             26,556        66.8
    Total noninterest expense                                  228,956            147,978             80,978        54.7

  Income (loss) before income taxes                            (16,898)            83,952           (100,850)         NM
  Provision for income taxes                                    (4,345)            28,981            (33,326)         NM

    Net income (loss)                                    $     (12,553)      $     54,971      $     (67,524)         NM  %
- -----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

  Primary earnings (loss)                                $        (.13)      $        .53      $        (.66)         NM  %
  Fully diluted earnings (loss)                                   (.13)               .52               (.65)         NM

  Weighted average shares -            Primary             103,380,544        101,842,980
                                 Fully diluted             108,424,625        106,890,854
  Dividends paid on common shares                        $         .20      $         .17      $         .03         17.6 %
- -----------------------------------------------------------------------------------------------------------------------------

NM - not meaningful.
NOTE: Fully diluted earnings per share excluding nonrecurring charges were $.54 in first quarter 1995.

- ----------------------------------------  --------------------------------------
   QUARTERLY PERFORMANCE SUMMARY          B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 399-4219
               Page 4                     Investor Relations  FAX (919) 399-4871
- ----------------------------------------  --------------------------------------

                                                         As of / For the Three Months Ended          Increase / (Decrease)
                                                      -----------------------------------------------------------------------
(Dollars in thousands)                                      3/31/95             3/31/94              $                   %
- -----------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

    End of period balances

    Securities, at carrying value                        $   5,228,543       $   5,399,819       $  (171,276)         (3.2) %
    Loans & leases                                          13,370,959          11,991,921          1,379,038         11.5
    Allowance for loan & lease losses                          174,189             174,006                183           --
    Other earning assets                                        29,727             125,217           (95,490)        (76.3)

         Total earning assets                               18,673,928          17,537,217          1,136,711          6.5

         Total assets                                       19,892,337          18,757,159          1,135,178          6.1

         Total deposits                                     14,519,612          14,383,077            136,535           .9

    Short-term borrowings                                    2,690,366           2,135,093            555,273         26.0
    Long-term debt                                             902,047             591,221            310,826         52.6

         Total interest-bearing liabilities                 16,336,533          15,344,860            991,673          6.5

         Shareholders' equity                                1,482,924           1,416,732             66,192          4.7
- -----------------------------------------------------------------------------------------------------------------------------
    Average balances

    Securities, at amortized cost                        $   5,382,220       $   5,218,880       $    163,340          3.1 %
    Loans & leases                                          13,202,736          12,060,904          1,141,832          9.5
    Other earning assets                                        46,815             156,332          (109,517)        (70.1)
         Total earning assets                               18,631,771          17,436,117          1,195,654          6.9

         Total assets                                       19,782,046          18,550,660          1,231,386          6.6

         Total deposits                                     14,257,659          14,307,119           (49,460)           --

    Short-term borrowings                                    2,866,363           1,954,290            912,073         46.7
    Long-term debt                                             905,484             659,225            246,259         37.4

         Total interest-bearing liabilities                 16,352,460          15,116,022          1,236,438          8.2

         Shareholders' equity                                1,503,534           1,417,537             85,997          6.1
- -----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

    Return on average assets                                      (.26) %             1.20 %
    Return on average common equity                              (3.93)              16.20
    Net yield on earning assets (taxable equivalent)              4.14                4.31
    Efficiency (taxable equivalent) *                             58.8                60.3
- -----------------------------------------------------------------------------------------------------------------------------

NOTES: All items referring to loans & leases include loans held for sale & are net of unearned income.
       Applicable ratios are annualized.
       * Excludes securities gains (losses) & foreclosed property expense for all periods & nonrecurring charges & merger-related expenses of $83,393 included in noninterest expense for the first quarter of 1995.

- ----------------------------------------  --------------------------------------
    QUARTERLY PERFORMANCE SUMMARY         B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 399-4219
                 Page 5                   Investor Relations  FAX (919) 399-4871
- ----------------------------------------  --------------------------------------

                                                                             As of / For the Quarter Ended
                                                     ------------------------------------------------------------------------
(Dollars in thousands, except per share data)             3/31/95       12/31/94       9/30/94       6/30/94       3/31/94
- -----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT

  Interest income - taxable equivalent

  Interest & fees on loans & leases                    $   295,197     $  282,921    $  264,354    $  245,862    $  234,556
  Interest & dividends on securities                        80,236         80,575        77,370        78,018        77,293
  Interest on temporary investments                            656            995         2,066           952         1,171
    Total interest income - taxable equivalent             376,089        364,491       343,790       324,832       313,020

  Interest expense

  Interest on deposits                                     130,134        120,093       113,318       105,104       103,361
  Interest on short-term borrowings                         41,059         34,051        27,418        21,782        15,225
  Interest on long-term debt                                14,623         12,835         9,477         9,619         8,996
    Total interest expense                                 185,816        166,979       150,213       136,505       127,582

  Net interest income - taxable equivalent                 190,273        197,512       193,577       188,327       185,438

  Less: Taxable equivalent adjustment                        7,452          7,248         7,001         7,061         6,778

    Net interest income                                    182,821        190,264       186,576       181,266       178,660

  Provision for loan & lease losses                          7,000          7,104         2,339         2,902         5,501

    Net interest income after provision for
     loan & lease losses                                   175,821        183,160       184,237       178,364       173,159

  Noninterest income

  Service charges on deposits                               20,705         20,772        20,682        21,171        20,130
  Mortgage banking activities                                4,850          4,365         4,919         3,628         9,232
  Trust revenue                                              4,280          5,278         4,074         4,036         3,792
  Other nondeposit fees & commissions                       17,673         15,590        15,452        14,659        15,251
  Gains on sale of servicing rights, net                       --           2,759            17           --            --
  Securities gains (losses), net                          (19,845)              7           919           627         1,521
  Other income                                               8,574          9,500         9,697         9,124         8,845
    Total noninterest income                                36,237         58,271        55,760        53,245        58,771

  Noninterest expense

  Personnel expense                                        124,233         72,030        73,016        70,944        77,443
  Occupancy & equipment expense                             30,387         22,819        22,824        23,001        22,339
  Federal deposit insurance expense                          8,005          8,083         8,015         8,178         8,421
  Foreclosed property expense                                  700            705         1,327         1,187         1,659
  Amortization expense - intangible assets                   2,279          2,173         2,051         1,978         1,858
  Other noninterest expense                                 63,352         40,328        36,847        39,852        36,258
    Total noninterest expense                              228,956        146,138       144,080       145,140       147,978

  Income (loss) before income taxes                       (16,898)         95,293        95,917        86,469        83,952
  Provision for income taxes                               (4,345)         32,651        33,766        29,361        28,981

    Net income (loss)                                  $  (12,553)     $   62,642    $   62,151    $   57,108    $   54,971
- -----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

  Primary earnings (loss)                              $     (.13)     $      .60    $      .59    $      .55    $      .53
  Fully diluted earnings (loss)                              (.13)            .58           .58           .53           .52
  Dividends paid on common shares                              .20            .20           .20           .17           .17
  Book value per common share                                13.79          13.92         13.81         13.49         13.33
- -----------------------------------------------------------------------------------------------------------------------------

NOTE: Fully diluted earnings per share excluding nonrecurring charges were $.54 in first quarter 1995.

- ----------------------------------------  --------------------------------------
    QUARTERLY PERFORMANCE SUMMARY         B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 399-4219
                Page 6                    Investor Relations  FAX (919) 399-4871
- ----------------------------------------  --------------------------------------

                                                                         As of / For the Quarter Ended
                                              ------------------------------------------------------------------------------
(Dollars in thousands)                          3/31/95        12/31/94          9/30/94          6/30/94          3/31/94
- ----------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

  End of period balances

  Securities, at carrying value            $   5,228,543    $  5,425,117    $   5,266,125    $   5,308,069    $   5,399,819
  Loans & leases                              13,370,959      13,108,102       12,664,661       12,246,788       11,991,921
  Allowance for losses                           174,189         171,734          172,110          173,550          174,006
  Other earning assets                            29,727          33,983          172,441           86,467          125,217
    Total earning assets                      18,673,928      18,686,965       18,181,624       17,700,193       17,537,217

    Total assets                              19,892,337      19,855,063       19,430,978       18,842,721       18,757,159

    Total deposits                            14,519,612      14,314,154       14,402,090       14,287,668       14,383,077

  Short-term borrowings                        2,690,366       2,902,528        2,610,841        2,279,554        2,135,093
  Long-term debt                                 902,047         910,755          708,449          619,728          591,221

    Total interest-bearing liabilities        16,336,533      16,284,418       15,954,969       15,470,110       15,344,860

    Shareholders' equity                       1,482,924       1,496,477        1,477,673        1,438,019        1,416,732

  Goodwill                                        44,892          46,131           38,459           39,397           41,238
  Core deposit & other intangibles                17,332          17,691           17,177           17,517           16,545
    Total intangibles                             62,224          63,822           55,636           56,914           57,783

    Negative goodwill                             50,088          51,720           53,493           55,093           56,643
- ----------------------------------------------------------------------------------------------------------------------------
  Average balances

  Securities, at amortized cost            $   5,382,220    $  5,449,499    $   5,350,772    $   5,410,458    $   5,218,880
  Loans & leases                              13,202,736      12,865,637       12,424,214       12,082,232       12,060,904
  Other earning assets                            46,815          74,248          183,451          108,971          156,332
    Total earning assets                      18,631,771      18,389,384       17,958,437       17,601,661       17,436,117

    Total assets                              19,782,046      19,524,878       19,071,278       18,712,128       18,550,660

    Total deposits                            14,257,659      14,334,248       14,330,620       14,221,620       14,307,119

  Short-term borrowings                        2,866,363       2,643,910        2,445,588        2,232,787        1,954,290
  Long-term debt                                 905,484         807,457          610,943          630,600          659,225

    Total interest-bearing liabilities        16,352,460      16,029,882       15,683,955       15,385,668       15,116,022

    Shareholders' equity                       1,503,534       1,498,350        1,452,916        1,416,683        1,417,537
- ----------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL

  Risk-based capital:
    Tier 1                                 $   1,432,677    $  1,513,090    $   1,458,249    $   1,411,418    $   1,380,186
    Total                                      1,588,705       1,671,574        1,613,260        1,559,732        1,530,714
  Risk-based capital ratios:
    Tier 1                                          11.5 %          12.3 %           12.3 %           12.4 %           12.2 %
    Total                                           12.7            13.6             13.6             13.7             13.5
  Leverage capital ratio                             7.3             7.8              7.7              7.6              7.4
- ----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

  Return on average assets                         (.26) %          1.27 %           1.29 %           1.22 %           1.20 %
  Return on average common equity                 (3.93)           17.09            17.51            16.67            16.20
  Net yield on earning assets
    (taxable equivalent)                            4.14            4.26             4.28             4.29             4.31
  Efficiency (taxable equivalent) *                 58.8            57.5             57.5             59.7             60.3
  Equity as a percent of total assets
    end of period                                    7.5             7.5              7.6              7.6              7.6
  Average earning assets as a percent
    of average total assets                         94.2            94.2             94.2             94.1             94.0
  Average loans & leases as a percent
    of average deposits                             92.6            89.8             86.7             85.0             84.3
- ----------------------------------------------------------------------------------------------------------------------------

NOTES: All items referring to loans & leases include loans held for sale & are net of unearned income.
       Applicable ratios are annualized.
       * Excludes gains on sale of servicing rights, securities gains (losses) & foreclosed property expense for all periods & nonrecurring charges & merger-related expenses of $83,393 included in noninterest expense for the first quarter of 1995.

- ----------------------------------------  --------------------------------------
    QUARTERLY PERFORMANCE SUMMARY         B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 399-4219
               Page 7                     Investor Relations  FAX (919) 399-4871
- ----------------------------------------  --------------------------------------

                                                                            As of / For the Quarter Ended
                                               ------------------------------------------------------------------------------------
(Dollars in thousands, except per share data)       3/31/95          12/31/94          9/30/94           6/30/94         3/31/94
- -----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS

  Allowance For Losses
     Beginning balance                         $     171,734   $      172,110   $       173,550   $       174,006   $     169,345
     Allowance for acquired loans                        --             1,119               --                --              --
     Provision for losses                              7,000            7,104             2,339             2,902           5,501
     Net charge-offs                                  (4,545)          (8,599)           (3,779)           (3,358)           (840)
- -----------------------------------------------------------------------------------------------------------------------------------
       Ending balance                          $     174,189   $      171,734   $       172,110   $       173,550   $     174,006
===================================================================================================================================

  Nonperforming Assets
     Nonaccrual loans & leases                 $      48,451   $       47,039   $        43,219   $        55,496   $      63,267
     Foreclosed property                              11,239           12,153            17,963            18,577          20,651
- -----------------------------------------------------------------------------------------------------------------------------------
       Nonperforming assets                    $      59,690   $       59,192   $        61,182   $        74,073   $      83,918
===================================================================================================================================
  Asset Quality Ratios
     Nonaccrual loans & leases as a
       percent of total loans & leases                   .36 %            .36 %             .34 %             .45 %           .53 %
     Nonperforming assets as a percent of:
       Total assets                                      .30              .30               .31               .39             .45
       Loans & leases plus
         foreclosed property                             .45              .45               .48               .60             .70
     Net charge-offs as a percent of
       average loans & leases                            .14              .27               .12               .11             .03
     Allowance for losses as a
       percent of loans & leases                        1.30             1.31              1.36              1.42            1.45
     Ratio of allowance for losses to:
       Net charge-offs                                  9.45 x           5.03 x           11.48 x           12.89 x         51.08 x
       Nonaccrual loans & leases                        3.60             3.65              3.98              3.13            2.75
- -----------------------------------------------------------------------------------------------------------------------------------
MEMO ITEMS

  Unrealized depreciation on
    securities available for sale
    (net of tax)                               $     (26,956)  $      (72,584)  $       (47,413)  $       (35,611)  $     (12,006)
  Common stock prices:                  High           22.38            21.13             21.88             21.88           20.50
                                         Low           18.88            17.13             20.00             18.88           18.38
                               End of period           19.88            19.13             20.75             20.00           19.13
  Weighted average shares -          Primary     103,380,544      102,948,357       102,571,211       102,027,925     101,842,980
                               Fully diluted     108,424,625      107,996,378       107,617,714       107,082,681     106,890,854
  End of period shares outstanding               102,182,679      102,215,032       101,616,534       101,135,273     100,724,961
  End of period offices                                  530
  End of period full-time equivalent employees         8,214
- -----------------------------------------------------------------------------------------------------------------------------------

NOTES: All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.

- ----------------------------------------  --------------------------------------
     QUARTERLY PERFORMANCE SUMMARY        B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President   (919) 399-4219
               Page 8                     Investor Relations  FAX (919) 399-4871
- ----------------------------------------  --------------------------------------

                                                                                For the Quarter Ended
                                                      -----------------------------------------------------------------------
                                                         3/31/95       12/31/94       9/30/94       6/30/94       3/31/94
- -----------------------------------------------------------------------------------------------------------------------------
INTEREST YIELDS/RATES (Taxable equivalent)

  Interest income:
  Securities*                                                6.05 %         5.87 %        5.74 %        5.78 %        6.01 %
  Loans & leases                                             9.07           8.72          8.44          8.16          7.89
  Other earning assets                                       5.68           5.32          4.47          3.50          3.04
                                                         ---------      ---------     ---------     ---------     ---------
    Total earning assets*                                    8.19           7.86          7.60          7.40          7.28
                                                         ---------      ---------     ---------     ---------     ---------
  Interest expense:
  Interest-bearing deposits                                  4.20           3.79          3.56          3.37          3.35
  Short-term borrowings                                      5.81           5.11          4.45          3.91          3.16
  Long-term debt                                             6.55           6.31          6.15          6.12          5.53
                                                         ---------      ---------     ---------     ---------     ---------
    Total interest-bearing liabilities                       4.61           4.13          3.80          3.56          3.42
                                                         ---------      ---------     ---------     ---------     ---------
  Net yield on earning assets                                4.14 %         4.26 %        4.28 %        4.29 %        4.31 %
                                                         =========      =========     =========     =========     =========

  *  Yields calculated based on securities at amortized cost.

                                                                                      As of
                                                    -------------------------------------------------------------------------
(Dollars in thousands)                                                               3/31/95
- -----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: INTEREST RATE SWAPS, CAPS & FLOORS
                                                            Notional          Receive         Pay            Unrealized
  Type                                                       Amount            Rate           Rate          Gains (Losses)
- -----------------------------------------------------------------------------------------------------------------------------
  Receive fixed swaps                                    $  1,153,000           5.53 %          6.39 %     $     (18,809)
  Pay fixed swaps                                             107,532           6.18            7.19                (111)
  Caps & floors                                             1,100,000            --              --              (13,639)
- -----------------------------------------------------------------------------------------------------------------------------
  Total                                                  $  2,360,532           2.98 %          3.45 %     $     (32,559)
=============================================================================================================================
                                                                            One Year        One to            Five to
  Contractual Maturity Schedule                               Total          or Less      Five Years         Ten Years
- -----------------------------------------------------------------------------------------------------------------------------
  Receive fixed swaps                                    $  1,153,000     $  100,000     $ 1,053,000       $          --
  Pay fixed swaps                                             107,532          2,118          85,968               19,446
  Caps & floors                                             1,100,000        400,000         650,000               50,000
- -----------------------------------------------------------------------------------------------------------------------------
  Total                                                  $  2,360,532     $  502,118     $ 1,788,968       $       69,446
=============================================================================================================================